Michael T. Studer CPA P.C.

111 West Sunrise Highway, Second Floor East

Freeport, NY 11520

(516) 378-1000

Michael T. Studer

Certified Public Accountant

December 30, 2015

Mr. Marco Alfonsi, President

WRAPmail, Inc

445 NE 12th Avenue

Fort Lauderdale, Fl. 33301

Re: WRAP services

Dear Marco:

This letter confirms that the Firm is willing to accept 150,000 shares of WRAPmail, Inc. common stock in exchange for accounting services shown on the attached invoice.

The shares may be issued in the name of Michael T. Studer Family Trust (EIN 11-6493853), 111 West Sunrise Highway, Second Floor East, Freeport, NY. 11520.

Very truly yours,

Michael T. Studer

President

Michael T. Studer CPA P.C.

111 West Sunrise Highway, Second Floor East

Freeport, NY 11520

Phone: (516) 378-1000

Fax: (516) 546-6220

Michael T. Studer

Certified Public Accountant

December 30, 2015

WRAPmail, Inc

445 NE 12th Avenue

Fort Lauderdale, Fl. 33301

For professional services rendered in connection with assistance in the preparation of financial statements for the nine months ended September 30, 2015 and 2014 and for the years ended December 31, 2014 and 2013 (included in Form S-1 Registration Statement filed December 2, 2015)

$15,000